UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☒           Definitive Proxy Statement

☐           Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

Wilhelmina International, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒           No fee required.

☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)           Title of each class of securities to which transaction applies:

(2)           Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)           Proposed maximum aggregate value of transaction:

(5)           Total fee paid:

☐           Fee paid previously with preliminary materials:

☐           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)           Amount previously paid:

(2)           Form, Schedule or Registration Statement No.:

(3)           Filing Party:

(4)           Date Filed:

WILHELMINA INTERNATIONAL, INC.
200 Crescent Court, Suite 1400
Dallas, Texas 75201

May 7, 2009

Dear Stockholder:

You are invited to attend the 2009 Annual Meeting of Stockholders (the “Annual Meeting”) of Wilhelmina International, Inc.  The Annual Meeting will be held on June 4, 2009, at 9:00 a.m. local time, at our offices located at 200 Crescent Court, Suite 1400, Dallas, Texas, or at any adjournment or postponement thereof.

This year, you are being asked to act upon the following matters: (i) the election of seven directors to serve until our 2010 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified; and (ii) the approval and adoption of the 2009 Incentive Stock Plan.  These matters are discussed in greater detail in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

Your vote is important regardless of the number of shares you own.  Whether or not you plan to attend the Annual Meeting, please sign, date and return the enclosed proxy card as soon as possible in the prepaid envelope provided.  Submitting your proxy now will not prevent you from voting your shares in person at the Annual Meeting if you desire to do so, as your proxy is revocable at your option before it is exercised at the Annual Meeting.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in Wilhelmina International, Inc.  We look forward to seeing you at the Annual Meeting.

Sincerely,

Mark E. Schwarz
Chairman of the Board
and Chief Executive Officer

WILHELMINA INTERNATIONAL, INC.
200 Crescent Court, Suite 1400
Dallas, Texas 75201

_________________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 7, 2009

To the Stockholders of Wilhelmina International, Inc.:

NOTICE IS HEREBY GIVEN that the 2009 Annual Meeting of Stockholders (the “Annual Meeting”) of Wilhelmina International, Inc., a Delaware corporation, will be held on June 4, 2009, at 9:00 a.m. local time, at our offices located at 200 Crescent Court, Suite 1400, Dallas, Texas 75201, or at any adjournment or postponement thereof.  You are cordially invited to attend the Annual Meeting, which will be held for the following purposes:

1.	to elect seven directors to our Board of Directors to serve until the 2010 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2.	to consider and vote upon a proposal to approve and adopt the 2009 Incentive Stock Plan; and

3.	to consider such other business as may properly be brought before the Annual Meeting.

These items of business are described in the attached Proxy Statement, which we encourage you to read in its entirety before voting.  Only holders of record of our common stock at the close of business on May 5, 2009 are entitled to notice of the Annual Meeting and to vote and have their votes counted at the Annual Meeting.

A complete list of our stockholders of record entitled to vote at the Annual Meeting will be available for 10 days before the Annual Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting.

Your vote is important regardless of the number of shares you own.  Whether or not you plan to attend the Annual Meeting, please sign, date and return the enclosed proxy card as soon as possible in the prepaid envelope provided.  Submitting your proxy now will not prevent you from voting your shares in person at the Annual Meeting if you desire to do so, as your proxy is revocable at your option before it is exercised at the Annual Meeting.

Thank you for your participation.  We look forward to your continued support.

By Order of the Board of Directors

Mark E. Schwarz
Chairman of the Board
and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Wilhelmina
International, Inc. 2009 Annual Meeting of Stockholders to be Held on June 4, 2009

The Proxy Statement and 2008 Annual Report on Form 10-K are available at
www.wilhelmina.com/investorrelations.cfm

i

WILHELMINA INTERNATIONAL, INC.
200 Crescent Court, Suite 1400
Dallas, Texas 75201
_________________________________

PROXY STATEMENT

This Proxy Statement is furnished by the Board of Directors (the “Board”) of Wilhelmina International, Inc., a Delaware corporation (the “Company,” “we,” “our” or “us”), in connection with the Board’s solicitation of proxies for use at the 2009 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 4, 2009, at 9:00 a.m. local time, at the Company’s offices located at 200 Crescent Court, Suite 1400, Dallas, Texas 75201, or at any adjournment or postponement thereof.  This Proxy Statement, along with either a proxy card or a voting instruction card, is being mailed to stockholders beginning on or around May 7, 2009.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:	Why did I receive this Proxy Statement?

A:
The Board of Directors is soliciting your proxy to vote at the Annual Meeting because you were a stockholder at the close of business on Tuesday, May 5, 2009 (the “Record Date”), and are entitled to vote at the Annual Meeting.

This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.

Q:	What information is contained in this Proxy Statement?

A:
The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and certain executive officers, and certain other required information.

Q:	What am I voting on at the Annual Meeting?

A:	You are voting on the following matters:

•	the election of seven directors to the Board to serve until the 2010 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

•	the approval and adoption of the 2009 Incentive Stock Plan; and

•	the consideration of such other business as may properly be brought before the Annual Meeting.

The Board recommends a vote “FOR” the election of each of the director nominees and “FOR” the approval and adoption of the 2009 Incentive Stock Plan.

Q:	What are the voting requirements to approve each of the proposals?

A:
A plurality of the total votes cast by the stockholders entitled to vote and represented at the Annual Meeting is required for the election of directors, meaning the seven nominees who receive the most votes will be elected.  You may withhold votes from any or all nominees.  Except for the votes that stockholders of record withhold from any or all nominees, the persons named in the proxy card will vote “FOR” the nominees.

The affirmative vote of a majority of the votes cast by the stockholders entitled to vote and represented at the Annual Meeting is required to approve and adopt the 2009 Incentive Stock Plan.

Your broker, bank or nominee cannot vote your shares on any proposal unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee.  If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.”  Abstentions and broker non-votes (withhold votes in the case of the election of directors) will be considered present for the purposes of establishing a quorum, but will have no effect on the election of directors and will have the same effect as a vote against the approval and adoption of the 2009 Incentive Stock Plan.

Q:	How many votes do I have?

A:	You are entitled to one vote for each share of the Company’s common stock (“Common Stock”) that you hold. As of the Record Date, there were 129,440,752 shares of Common Stock issued and outstanding.

Q:	How do I vote?

A:	You may vote using any of the following methods:

•
Proxy card or voting instruction card.  Be sure to complete, sign and date the card and return it in the prepaid envelope.  If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote “FOR” the election of each of the nominees, “FOR” the approval and adoption of the 2009 Incentive Stock Plan and in the discretion of the proxy holders, John P. Murray and Evan Stone, on such other business as may properly be brought before the Annual Meeting.

•
In person at the Annual Meeting.  All stockholders may vote in person at the Annual Meeting.  You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person.  If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or nominee and present it to the inspectors of election with your ballot when you vote at the Annual Meeting.

Q:	What can I do if I change my mind after I vote my shares?

A:	If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

·	sending written notice of revocation to the Company’s Corporate Secretary;

•	submitting a new, proper proxy dated later than the date of the revoked proxy; or

•	attending the Annual Meeting and voting in person.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or nominee.  You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the previous question.  Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Q:	What happens if a director nominee does not stand for election?

A:
If for any reason any nominee does not stand for election, any proxies we receive will be voted in favor of the remainder of the nominees and may be voted for substitute nominees in place of those who do not stand.  We have no reason to expect that any of the nominees will not stand for election.

Q:	What happens if additional matters are presented at the Annual Meeting?

A:
Other than the two items of business described in this Proxy Statement, the Company is not aware of any other business to be brought before the Annual Meeting.  If you grant a proxy, the persons named as proxy holders, John P. Murray and Evan Stone, will have the discretion to vote your shares on any additional matters properly brought before the Annual Meeting.

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

A:
A quorum will be present if at least a majority of the outstanding shares of our Common Stock entitled to vote, totaling 64,720,377 shares, is represented at the Annual Meeting, either in person or by proxy.

Both abstentions and broker non-votes (described in more detail above) are counted for the purpose of determining the presence of a quorum.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
If your shares are registered directly in your name with our transfer agent, Securities Transfer Corporation, you are considered, with respect to those shares, the “stockholder of record.”  In that event, this Proxy Statement and a proxy card have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name.  In that event, this Proxy Statement has been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record.  As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or the Internet, if they offer that alternative.  Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a legal proxy from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

Q:	How can I attend and vote my shares in person at the Annual Meeting?

A:
You are entitled to attend the Annual Meeting only if you were a Company stockholder or joint holder as of the close of business on the Record Date, or you hold a valid proxy for the Annual Meeting.  You should be prepared to present photo identification for admittance.  In addition, if you are a stockholder of record, your name will be verified against the list of stockholders of record on the Record Date prior to your being admitted to the Annual Meeting.  If you are not a stockholder of record but hold shares through a broker, trustee or nominee (i.e., in street name), and you plan to attend the Annual Meeting, please send written notification to Wilhelmina International, Inc., 200 Crescent Court, Suite 1400, Dallas, Texas 75201, Attn: Corporate Secretary, and enclose evidence of your ownership (such as your most recent account statement prior to the Record Date, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership).  If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting.

The Annual Meeting will begin promptly on June 4, 2009, at 9:00 a.m. local time.  You should allow adequate time for check-in procedures.

Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting.  Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares.  Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card or voting instruction card as described herein so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	What is the deadline for voting my shares?

A:	If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the Annual Meeting.

If you hold shares beneficially in street name with a broker, trustee or nominee, please follow the voting instructions provided by your broker, trustee or nominee.  You may vote your shares in person at the Annual Meeting only if at the Annual Meeting you provide a legal proxy obtained from your broker, trustee or nominee.

Q:	How are votes counted?

A:	For the election of directors, you may vote “FOR” or “WITHHOLD.” For the proposal to approve and adopt the 2009 Incentive Stock Plan, you may vote “FOR,” “AGAINST” or “ABSTAIN.”

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items.  If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” the election of each of the director nominees and “FOR” the approval and adoption of the 2009 Incentive Stock Plan, and in the discretion of the proxy holders on any other matters that properly come before the Annual Meeting).

Q:	Where can I find the voting results of the Annual Meeting?

A:
We intend to announce preliminary voting results prior to the conclusion of the Annual Meeting.  The final voting results will be published no later than the date of filing of our Quarterly Report on Form 10-Q for the quarter ending June 30, 2009.

Q:	What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards.  For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares.  If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card.  Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:	How may I obtain an additional set of proxy materials, the Company’s 2008 Annual Report on Form 10-K or other financial information?

A:
A copy of the Company’s 2008 Annual Report on Form 10-K (the “2008 Annual Report”) is being sent to stockholders along with this Proxy Statement.  Stockholders may request an additional free copy of all of the proxy materials, the 2008 Annual Report and other financial information from:

Wilhelmina International, Inc.
200 Crescent Court, Suite 1400
Dallas, Texas 75201
Attention:  Corporate Secretary

Alternatively, current and prospective investors can access this Proxy Statement and the 2008 Annual Report at www.wilhelmina.com/investorrelations.cfm.

We will also furnish copies of any exhibit to the 2008 Annual Report if specifically requested.  Our Securities and Exchange Commission (“SEC”) filings are also available free of charge at the SEC’s website at www.sec.gov.

Q:	What if I have questions for the Company’s transfer agent?

A:
Please contact our transfer agent, at the telephone number or address listed below, with questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

Securities Transfer Corporation
2591 Dallas Parkway, Suite 102
Frisco, Texas 75034
Phone: (469) 633-0101

Q:	Who can help answer my questions?

A:	If you have any questions about the abovementioned proposals, the Annual Meeting or how to vote or revoke your proxy, you should contact us at:

Wilhelmina International, Inc.
200 Crescent Court, Suite 1400
Dallas, Texas 75201
Attention:  Corporate Secretary

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the number of shares of Common Stock beneficially owned as of the Record Date by:

(i)	each person who is known by us to beneficially own 5% or more of the Common Stock;

(ii)	each of our directors, director nominees and named executive officers; and

(iii)	all of our directors and executive officers as a group.

As of the Record Date, 129,440,752 shares of Common Stock were outstanding.  Unless otherwise indicated, the Common Stock beneficially owned by a holder includes shares owned by a spouse, minor children and relatives sharing the same home, as well as entities owned or controlled by the named person, and also includes options to purchase shares of our Common Stock exercisable within 60 days of the Record Date.  Except as otherwise set forth below, the address of each of the persons or entities listed in the table is c/o Wilhelmina International, Inc., 200 Crescent Court, Suite 1400, Dallas, Texas 75201.

	Common Stock
Name of Beneficial Owner	Shares		%(1)
5% or Greater Stockholders
Newcastle Partners, L.P. (2)	31,526,517	(3)	24.4
Lorex Investments AG (4)	30,882,553	(5)	23.9
Krassner Family Investments Limited Partnership (6)	30,464,515	(7)	23.5
Directors, Nominees and Executive Officers
Mark E. Schwarz	31,626,517	(8)	24.4
John Murray	50,000	(9)	*
Evan Stone	0	(10)	-
James Risher	90,000	(11)	*
Jonathan Bren	0		-
Dr. Hans-Joachim Bohlk	50,000		*
Derek Fromm	1,335,108	(12)	1.0
All directors and executive officers as a group (seven persons)	33,151,625	(13)	25.6
_________________________
*           Less than 1%

(1)
Based on 129,440,752 shares of Common Stock outstanding as of the Record Date. With the exception of shares that may be acquired by employees pursuant to the Company’s 401(k) retirement plan, a person is deemed to be the beneficial owner of Common Stock that can be acquired within 60 days after the Record Date upon the exercise of options.  Each beneficial owner’s percentage ownership of Common Stock is determined by assuming that options that are held by such person, but not those held by any other person, and that are exercisable within 60 days of the Record Date have been exercised.

(2)	The business address of Newcastle Partners, L.P. (“Newcastle”) is 200 Crescent Court, Suite 1400, Dallas, Texas 75201.

(3)
Represents securities held by Newcastle, as disclosed in a Statement of Changes in Beneficial Ownership on Form 4 originally filed with the SEC on February 18, 2009 and amended on February 19, 2009.  Newcastle Capital Management, L.P. (“NCM”), as the general partner of Newcastle, may be deemed to beneficially own the securities beneficially owned by Newcastle.  Newcastle Capital Group, L.L.C. (“NCG”), as the general partner of NCM, which in turn is the general partner of Newcastle, may be deemed to beneficially own the securities beneficially owned by Newcastle.  Mark E. Schwarz, as the managing member of NCG, the general partner of NCM, which in turn is the general partner of Newcastle, may also be deemed to beneficially own the securities beneficially owned by Newcastle.  Each of NCM, NCG and Mr. Schwarz disclaims beneficial ownership of the securities beneficially owned by Newcastle except to the extent of their pecuniary interest therein.

(4)	The business address of Lorex Investments AG (“Lorex”) is c/o Mattig-Suter und Partner, Bahnhofstrasse 28, Schwyz, CH-6431, Switzerland.

(5)
Represents securities held by Lorex, as disclosed in an Initial Statement of Beneficial Ownership of Securities on Form 3 filed with the SEC on March 5, 2009.  Dieter Esch is the sole shareholder of Lorex and Peter Marty is the sole officer and director of Lorex.  Dieter Esch and Peter Marty share voting and dispositive power over the shares of Common Stock held by Lorex.  Peter Marty has no pecuniary interest in the shares of Common Stock held by Lorex.

(6)	The business address of Krassner Family Investments Limited Partnership (“Krassner L.P.”) is 31 East Rivo Alto, Miami Beach, Florida 33139.

(7)
Represents securities held by Krassner L.P., as disclosed in an Initial Statement of Beneficial Ownership of Securities on Form 3 filed with the SEC on March 5, 2009.  Krassner Investments, Inc. (“Krassner Inc.”) is the general partner of Krassner L.P. and therefore has voting and dispositive power over these securities.  Krassner Inc. disclaims any pecuniary interest in the reported securities except to the extent of its ownership interest in Krassner L.P. (it owns a 1% interest in Krassner L.P.).  Brad Krassner is the President, Director and sole stockholder of Krassner Inc.  Brad Krassner, individually, and the Krassner Family Investment Trust (“Krassner Trust”) are the limited partners of Krassner L.P.  Brad Krassner’s children and spouse are the beneficiaries of the Krassner Trust and his mother is a trustee of the Krassner Trust.  Brad Krassner and the Krassner Trust disclaim any pecuniary interest in the reported securities except to the extent of their ownership interest therein (Brad Krassner owns an 83.5% limited partnership interest in Krassner L.P. and the Krassner Trust owns a 15.5% limited partnership interest in Krassner L.P.).  By virtue of his position with Krassner L.P., Mr. Krassner has the sole power to vote and dispose of the shares of the Common Stock owned by Krassner L.P.

(8)
Consists of 100,000 shares of Common Stock issuable upon the exercise of options held by Mr. Schwarz individually and 31,526,517 shares of Common Stock beneficially owned by Newcastle.  Mr. Schwarz may be deemed to beneficially own the shares of Common Stock beneficially owned by Newcastle by virtue of his power to vote and dispose of such shares.  Mr. Schwarz disclaims beneficial ownership of the shares of Common Stock beneficially owned by Newcastle except to the extent of his pecuniary interest therein.

(9)
Consists of shares of Common Stock issuable upon the exercise of options held by Mr. Murray individually.  Mr. Murray is the Chief Financial Officer of NCM.  Mr. Murray disclaims beneficial ownership of the 31,526,517 shares of Common Stock beneficially owned by Newcastle.

(10)	Mr. Stone is the Vice President and General Counsel of NCM. Mr. Stone disclaims beneficial ownership of the 31,526,517 shares of Common Stock beneficially owned by Newcastle.

(11)	Consists of shares of Common Stock issuable upon the exercise of options held by Mr. Risher individually.

(12)
Consists of shares of Common Stock beneficially owned by Greenstone Capital Services (“GCS”).  Mr. Fromm is a director and the Chief Executive Officer and President of GCS and as a result may be deemed to beneficially own the shares of Common Stock beneficially owned by GCS.  Mr. Fromm disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.  Pursuant to an agreement between GCS and Penates Group, Inc. (“Penates”), 917,070 of the shares beneficially owned by GCS are in the process of being transferred to GCS from Penates.

(13)	Consists of 32,911,625 shares of Common Stock and 240,000 shares of Common Stock issuable upon the exercise of options.

PROPOSAL NO. 1 -
ELECTION OF DIRECTORS

Seven directors are to be elected at the Annual Meeting to serve until the 2010 Annual Meeting of Stockholders and until their successors are duly elected and qualified.  Except where authority to vote for directors has been withheld, it is intended that the proxies received pursuant to this solicitation will be voted “FOR” the nominees named below.  If for any reason any nominee does not stand for election, such proxies will be voted in favor of the remainder of the nominees and may be voted for substitute nominees in place of those who do not stand.  The Company has no reason to expect that any of the nominees will not stand for election.  The election of directors will be determined by a plurality of the votes cast.

The Company’s Restated Bylaws (the “Bylaws”) provide that the number of directors shall be fixed from time to time by the Board, but shall not be less than three.  Each of the seven nominees currently serves as a director.

Directors, Nominees for Election to the Board, Executive Officers and Certain Other Employees

Information regarding all the Company’s incumbent directors, director nominees and executive officers, including their ages, current positions with the Company and business experience for the past five years (and, in some instances, for prior years), is set forth below.  Data with respect to the number of shares of Common Stock beneficially owned by each of the nominees is set forth in the section of this Proxy Statement titled “Security Ownership of Certain Beneficial Owners and Management.”  All such information has been furnished to the Company by the Company’s directors, nominees and executive officers.

Name	Age	Position with Company	Director Since
Mark E. Schwarz	48	Chairman of the Board, Chief Executive Officer	June 2004
Jonathan Bren	47	Director	June 2005
James Risher	65	Director	October 2004
John Murray	39	Director, Chief Financial Officer	February 2009
Evan Stone	37	Director, General Counsel and Secretary	February 2009
Derek Fromm	51	Director	February 2009
Dr. Hans-Joachim Bohlk	60	Director	February 2009

Mark E. Schwarz has served as Chairman of the Board of the Company since June 2004 and as its Chief Executive Officer since April 2009.  Mr. Schwarz previously functioned as the Company’s Interim Chief Executive Officer since October 2007 and was formally appointed its Interim Chief Executive Officer effective in July 2008.  He is the Chairman, Chief Executive Officer and Portfolio Manager of NCM, a private investment management firm he founded in 1993, that is the General Partner of Newcastle, a private investment firm.  Mr. Schwarz presently serves as Executive Chairman of the Board of Hallmark Financial Services, Inc. (“Hallmark”), a specialty property and casualty insurer.  He was elected Executive Chairman of Hallmark in August 2006.  He served as Chief Executive Officer of Hallmark from January 2003 to August 2006 and as President of Hallmark from November 2003 to March 2006.  He currently serves as Chairman of the Boards of Bell Industries, Inc., a company primarily engaged in providing computer systems integration services, and Pizza Inn, Inc., an operator and franchisor of pizza restaurants, and as a director of Nashua Corporation, a manufacturer of specialty papers, labels and printing supplies, SL Industries, Inc., a power and data quality products manufacturer (“SL Industries”), and MedQuist Inc., a provider of clinical documentation workflow solutions in support of electronic health records.

Jonathan Bren has served as a director of the Company since June 2005.  Mr. Bren serves as the Global Managing Partner of Bren Ventures L.L.C., an entity he formed in January 2005 to make strategic investments in early stage hedge fund managers.  From July 1998 to December 2004, Mr. Bren was a partner of Hunt Financial Ventures, L.P., which made strategic investments in early stage and emerging hedge fund managers and also made direct investments into other hedge fund operations.  He also served as President of HFV Investments Inc., a broker dealer affiliated with Hunt Financial Ventures, L.P.  During the fifteen years prior to joining Hunt Financial Ventures, L.P., Mr. Bren worked for a series of asset management, investment banking and merchant banking organizations.

James A. Risher has served as a director of the Company since October 2004.  Mr. Risher has been the Managing Partner of Lumina Group, LLC, a private company engaged in the business of consulting and investing in small and mid-size companies, since 1998.  Mr. Risher has served as the Chief Executive Officer and President of Del Global Technologies Corporation (“Del Global”), a leader in medical imaging and power electronics, since September 2006.  Mr. Risher was appointed Interim Chief Executive Officer of Del Global in August 2006.  In addition, Mr. Risher has served as a director of Del Global since June 2004.  From February 2001 to May 2002, Mr. Risher served as Chairman and Chief Executive Officer of BlueStar Battery Systems International, Inc., a Canadian public company that is an e-commerce distributor of electrical and electronic products to selected automotive aftermarket segments and targeted industrial markets.  From 1986 to 1998, Mr. Risher served as a director, Chief Executive Officer and President of Exide Electronics Group, Inc. (“Exide”), a global leader in the uninterruptible power supply industry.  He also served as Chairman of Exide from December 1997 to July 1998.  Mr. Risher currently serves as a director of SL Industries.

John Murray has served as a director of the Company since February 2009 and as the Chief Financial Officer of the Company since June 2004.  Mr. Murray has served as the Chief Financial Officer of NCM since January 2003.  From  November 1995 until December 2002, Mr. Murray was a Certified Public Accountant engaged in his own private practice in Dallas, Texas.  From October 1991 until November 1995, Mr. Murray served as an accountant with Ernst & Young, LLP.  Mr. Murray has been a Certified Public Accountant since January 1992.

Evan Stone has served as a director of the Company since February 2009, as General Counsel of the Company since April 2009 and as its Secretary since July 2008.  Mr. Stone has served as Vice President and General Counsel of NCM since May 2006.  Prior to joining NCM, from June 2003 to April 2006 and from October 1997 to December 1999 he served as a mergers and acquisitions attorney at the law firm Skadden, Arps, Slate, Meagher & Flom LLP in New York.  From January 2002 to September 2002, Mr. Stone served as Vice President, Corporate Development at Borland Software Inc., a provider of software application lifecycle products.  From March 2000 to November 2001, Mr. Stone was a member of the investment banking department of Merrill Lynch & Co.

Dr. Hans-Joachim Bohlk has served as a director of the Company since February 2009.  He is an attorney in private practice in Frankfurt, Germany, where he has been practicing law since 1982.  He is the sole shareholder of NORA Unternehmensberatung GmbH, a consulting company he founded in 1988.

Derek Fromm has served as a director of the Company since February 2009.  He is the principal of Greenstone Capital, a corporate advisory firm he founded in London in 1997 and in Scottsdale, Arizona in 2002 (“Greenstone Capital”).  Mr. Fromm is a director and the Chief Executive Officer and President of GCS, a consulting and advisory company he co-founded in 1999, a director and the Chief Executive Officer and President of Greenstone Capital Group, Inc., a consulting and advisory company he founded in 2002 (“Greenstone Group”), and the director, President and Chief Executive Officer of Greenstone Capital, Inc., a consulting and advisory company he founded in 2006 (“GCI”).  Mr. Fromm is the controlling stockholder of each of Greenstone Group, GCS and GCI and is the sole proprietor of Greenstone Capital.  Mr. Fromm has served as a registered representative with Penates, a broker-dealer, since May 2006.  From 1987 to 1997, Mr. Fromm was an investment banker at UBS Limited in London, prior to which he practiced law in New York.  Mr. Fromm is a member of the New York State Bar Association.

Biographical information regarding any other employees required to be included in this Proxy Statement is set forth below.

Sean Patterson, age 37, has served as the President of Wilhelmina International Ltd., a subsidiary of the Company (“Wilhelmina Ltd.”), since 2003.

Arrangements Regarding Nomination for Election to the Board

The Company was required to nominate the following persons for election to the Board at the Company’s 2008 Annual Meeting of Stockholders pursuant to an acquisition agreement (the “Acquisition Agreement”) consummated in February 2009 in connection with the Company’s acquisition of Wilhelmina Ltd. and certain of its affiliates (the “Acquisition”): Mark E. Schwarz, Jonathan Bren, James Risher, one designee of Dieter Esch, one designee of Brad Krassner and two designees of Newcastle.  Mr. Esch’s designee was Dr. Hans-Joachim Bohlk, Mr. Krassner’s designee was Derek Fromm, and Newcastle’s designees were John Murray and Evan Stone (collectively, the “Designees”).  Each of Messrs. Fromm, Murray and Stone and Dr. Bohlk were elected to the Board at the Company’s 2008 Annual Meeting of Stockholders.

Pursuant to a mutual support agreement entered into in connection with the Acquisition (the “Mutual Support Agreement”), Mr. Esch, Lorex, Mr. Krassner, Krassner L.P. and Newcastle agreed, effective upon the closing of the Acquisition, that, among other things, each of the parties would (i) use their commercially reasonable efforts to cause their representatives serving on the Board to vote to nominate and recommend the election of the Designees and, in the event the Board will appoint directors without stockholder approval, to use their commercially reasonable efforts to cause their representatives on the Board to appoint the Designees to the Board, (ii) vote their shares of Common Stock to elect the Designees at any meeting of the Company’s stockholders or pursuant to any action by written consent in lieu of a meeting pursuant to which directors are to be elected to the Board, and (iii) not to propose, and to vote their Common Stock against, any amendment to the Company’s Certificate of Incorporation or Bylaws, or the adoption of any other corporate measure, that frustrates or circumvents the provisions of the Mutual Support Agreement with respect to the election of the Designees.  The parties also agreed that for a period of three years after the closing of the Acquisition, the parties will use their commercially reasonable efforts to cause their representatives on the Board to vote to maintain the size of the Board at no more than nine persons, unless otherwise agreed to by the Designees.  The obligations of the parties under the Mutual Support Agreement terminate upon the earlier of (i) the written agreement of all of the parties, or (ii) the date on which two of the three groups of parties to the Mutual Support Agreement (Mr. Esch and his affiliates as one group, Mr. Krassner and his affiliates as another group and Newcastle as another group) each owns less than 5% of the Common Stock outstanding.

Although the Company is not a party to the Mutual Support Agreement, the Board has unanimously approved the nomination of each of the Designees for election to the Board at the Annual Meeting.

Transactions with Related Persons

Transactions with Newcastle and its Affiliates

The Company’s corporate headquarters is currently located at 200 Crescent Court, Suite 1400, Dallas, Texas 75201, which is also an office of NCM.  Pursuant to an oral agreement, the Company previously occupied a portion of NCM’s office space on a month-to-month basis at no charge, and received accounting and administrative services from employees of NCM at no charge.  Effective October 1, 2006, the parties formalized this arrangement by executing a services agreement.  Pursuant to the services agreement, the Company continues to occupy a portion of NCM’s office space on a month-to-month basis at $2,500 per month and incurs additional fees to NCM for accounting and administrative services provided by employees of NCM.  During the fiscal year ended December 31, 2007, the Company incurred fees (including the payments for the NCM office space) of approximately $30,000 under the services agreement.  During the fiscal year ended December 31, 2008, the Company incurred fees (including the payments for the NCM office space) of approximately $102,000 under the services agreement.

On August 25, 2008, concurrently with the execution of the Acquisition Agreement, the Company entered into a purchase agreement with Newcastle for the purpose of obtaining financing to complete the Acquisition (the “Equity Financing Agreement”).  Pursuant to the Equity Financing Agreement, upon the closing of the Acquisition, the Company sold to Newcastle $3,000,000 (12,145,749 shares) of Common Stock at $0.247 per share, or approximately (but slightly higher than) the per share price applicable to the Common Stock issuable under the Acquisition Agreement.  In addition, under the Equity Financing Agreement, Newcastle committed to purchase, at the Company’s election at any time or times prior to six months following the closing of the Acquisition, up to an additional $2,000,000 (8,097,166 shares) of Common Stock on the same terms.  The Equity Financing Agreement was approved by an independent special committee of the Board (the “Special Committee”) on August 18, 2008 and recommended to the full Board for approval.  The Board approved the Equity Financing Agreement on the recommendation of the Special Committee on August 20, 2008.

Concurrently with the closing of the Equity Financing Agreement, and as a condition thereto, the parties entered into a registration rights agreement, pursuant to which Newcastle was granted certain demand and piggyback registration rights with respect to the Common Stock it holds, including the Common Stock issuable under the Equity Financing Agreement.

Transactions with Esch and Krassner

Dr. Hans-Joachim Bohlk and Derek Fromm were initially nominated for election to the Board as designees of Messrs. Esch and Krassner, respectively, pursuant to the Acquisition Agreement, and are designees of Messrs. Esch and Krassner under the Mutual Support Agreement.  Under the Acquisition Agreement, Mr. Esch, Lorex, Mr. Krassner and Krassner L.P. (the “Control Sellers”) received, in addition to a cash payment, $7,609,336 (63,411,131 shares) of Common Stock upon the consummation of the Acquisition (based on the closing price of the shares on such date).  The purchase price is subject to certain post-closing adjustments, which may be effected against 19,229,746 shares of Common Stock issued to the Control Sellers that are held in escrow pursuant to the Acquisition Agreement in respect of the “core” business price adjustment, and may be repurchased by the Company for a nominal amount, subject to certain earnouts and offsets.  Additionally, Krassner L.P. received $6,000,000 in repayment of an outstanding note held by Krassner L.P.

The Control Sellers are also parties to a registration rights agreement entered into in connection with the Acquisition Agreement, pursuant to which the Control Sellers, among others, obtained certain demand and piggyback registration rights with respect to the Common Stock issued to them under the Acquisition Agreement.

Transactions with Derek Fromm

GCS, of which Derek Fromm is the Chief Executive Officer and President and which is controlled by Mr. Fromm, was party to an agreement with Krassner L.P. pursuant to which GCS provided consulting and advisory services to Krassner L.P. in connection with the Acquisition and unrelated matters (the “GCS Agreement”).  Under the terms of the GCS Agreement, upon the closing of the Acquisition, GCS received from Krassner L.P. a total of $100,000 of Common Stock, based on an agreed book value per share of Common Stock of $0.247 (subject to an adjustment identical to the purchase price adjustment set forth in the Acquisition Agreement), or 418,038 shares.  At the direction of Krassner L.P., the Company issued such shares of Common Stock directly to GCS in lieu of issuing such shares to Krassner L.P. as part of the consideration to be received by Krassner L.P. in connection with the Acquisition.

Pursuant to a separate engagement agreement by and among Wilhelmina Ltd., the Control Sellers and Penates (the “Engagement Agreement”), Penates was to be paid a commission upon the closing of the Acquisition equal to the higher of $450,000 or 1.5% of the transaction value, payable in cash and shares of Common Stock (based on an agreed book value per share of Common Stock of $0.247, subject to an adjustment identical to the purchase price adjustment set forth in the Acquisition Agreement) in the same proportion as received by the Control Sellers.   Pursuant to a separate agreement between Penates and Mr. Fromm, a representative of Penates, Mr. Fromm was to receive 97.5% of such commission payable to Penates, or 917,070 shares of Common Stock and $219,375.  Pursuant to further agreement between Mr. Fromm and GCS, such shares and cash were to be made due and payable to GCS and, as a result, the 917,070 shares initially payable to Penates are currently in the process of being transferred by Penates directly to GCS.

In addition, pursuant to the Engagement Agreement, a fee is to be paid by the Control Sellers to Penates calculated as a percentage of any earned deferred consideration paid for Wilhelmina Artist Management LLC and Wilhelmina-Miami, Inc., subsidiaries of Wilhelmina Ltd., as and when such earnout is paid under the terms of the Acquisition Agreement.  The exact amount of such fee is currently unknown, but is estimated to be (i) 10% of any earnout payments due to the selling parties by the Company under the Acquisition Agreement in excess of $30,000,000 but less than $40,000,000, plus (ii) 5% of any earnout payments between $40,000,000 and $50,000,000, plus (iii) 2.5% of any earnout payment in excess of $50,000,000 (the “Supplemental Payment”).  The Supplemental Payment is also to be shared and paid ratably by each of the selling parties under the Acquisition Agreement.

GCS has also received consulting and advisory fees from Wilhelmina Ltd. and its affiliates in an amount of $125,000, plus reimbursement of directly-related expenses, in relation to work performed during 2008 for such companies.  Receipt of these fees was not contingent upon the closing of the Acquisition.

Review, Approval or Ratification of Transactions with Related Persons

The Board reviews all relationships and transactions in which the Company and its directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest.  The Board is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether the Company or a related person has a direct or indirect material interest in the transaction.  As required under SEC rules, transactions that are determined to be directly or indirectly material to the Company or a related person are disclosed in the Company’s proxy statements in connection with action to be taken with respect to the election of directors.  In addition, the Audit Committee reviews and approves or ratifies any related person transaction that is required to be disclosed.  In the course of its review and approval or ratification of a related party transaction to be disclosed, the Audit Committee considers: (i) the nature of the related person’s interest in the transaction, (ii) the material terms of the transaction, including, without limitation, the amount and type of transaction, (iii) the importance of the transaction to the related person, (iv) the importance of the transaction to the Company, (v) whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the Company and (vi) any other matters the Audit Committee deems appropriate.

Any member of the Board who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction, provided, however, that such director may be counted in determining the presence of a quorum at a meeting of the Board or committee that considers the transaction.

Involvement in Certain Legal Proceedings

As of the date of this Proxy Statement, there is no material proceeding to which any of our directors, executive officers or affiliates, any owner of record or beneficially of more than five percent of any class of our voting securities, or any associate of any such director, officer, affiliate or security holder, is a party or has a material interest adverse to us or any of our subsidiaries.  None of the events described in Item 401(f) of Regulation S-K have occurred during the past five years and are material to an evaluation of the ability or integrity of any director, nominee or executive officer.

Family Relationships Between Directors and Executive Officers

There are no family relationships among the Company’s incumbent directors, director nominees or executive officers.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires the Company’s directors, executive officers and persons who own more than 10% of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of the Company.  Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on a review of the copies of the Section 16(a) reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 2008, the Company believes that its directors, executive officers and greater than 10% stockholders complied with all applicable Section 16(a) filing requirements during fiscal 2008.

Vote Required

A plurality of the votes cast at the Annual Meeting is required for the election of each of the nominees.

THE BOARD RECOMMENDS A VOTE “FOR”
THE ELECTION OF EACH OF THE NOMINEES.

PROPOSAL NO. 2 -
ADOPTION AND APPROVAL OF THE 2009 INCENTIVE STOCK PLAN

On April 30, 2009, the Board unanimously approved, and is now proposing for stockholder approval and adoption, the 2009 Incentive Stock Plan, a copy of which is attached hereto as Annex A.  The 2009 Incentive Stock Plan is intended as an incentive to retain and to attract new directors, officers, consultants, advisors and employees, as well as to encourage a sense of proprietorship and stimulate the active interest of such persons in the development and financial success of the Company and its subsidiaries.

As of the date of this Proxy Statement, no options to purchase shares of Common Stock or other rights have been granted to any person under the 2009 Incentive Stock Plan.  The benefits and amounts to be derived under the 2009 Incentive Stock Plan are not determinable.

Description of the 2009 Incentive Stock Plan

The following is a brief summary of the 2009 Incentive Stock Plan, which is qualified in its entirety by reference to the text of the 2009 Incentive Stock Plan, which is attached hereto as Annex A.

Purpose

The purpose of the 2009 Incentive Stock Plan is to provide incentive to retain and to attract new directors, officers, consultants, advisors and employees who are primarily responsible for the management and growth of the Company.

The Company intends that the 2009 Incentive Stock Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Exchange Act and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the 2009 Incentive Stock Plan will be exempt from the operation of Section 16(b) of the Exchange Act.  Further, the 2009 Incentive Stock Plan may satisfy the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the United States Internal Revenue Code of 1986, as amended (the “Code”), with respect to those options for which qualification for such exception is intended.

Administration

The 2009 Incentive Stock Plan is to be administered by a committee consisting of two or more directors appointed by the Board (the “Plan Committee”), which may be the Compensation Committee.  The Plan Committee will be comprised solely of “non-employee directors” within the meaning of Rule 16b-3 and “outside directors” within the meaning of Section 162(m) of the Code, which individuals will serve at the pleasure of the Board.  In the event that for any reason the Plan Committee is unable to act or if the Plan Committee at the time of any grant, award or other acquisition under the 2009 Incentive Stock Plan does not consist of two or more “non-employee directors,” or if there is no such Plan Committee, then the 2009 Incentive Stock Plan will be administered by the Board, provided that grants to the Company’s Chief Executive Officer or to any of the Company’s other four most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by a properly constituted Plan Committee.

Subject to the other provisions of the 2009 Incentive Stock Plan, the Plan Committee will have full power and authority to do the following: (i) to designate recipients of options (“Options”), stock appreciation rights (“Stock Appreciation Rights”), restricted stock (“Restricted Stock”) and other equity incentives or stock or stock based awards (“Equity Incentives,” and together with Options, Stock Appreciation Rights and Restricted Stock, “Rights”); (ii) to determine the terms and conditions of each Right granted (which need not be identical); (iii) to interpret the 2009 Incentive Stock Plan and all Rights granted thereunder; and (iv) to make all other determinations necessary or advisable for the administration of the 2009 Incentive Stock Plan.

Eligibility

The persons eligible for participation in the 2009 Incentive Stock Plan as recipients of Rights include directors, officers and employees of, and consultants and advisors to, the Company or any subsidiary; provided that incentive stock options may only be granted to employees of the Company and its subsidiaries.  In selecting participants, and determining the number of shares covered by each Right, the Plan Committee may consider any factors that it deems relevant.

Shares Subject to the 2009 Incentive Stock Plan

A total of 6,000,000 shares of Common Stock may be issued or subject to Rights issued pursuant to the 2009 Incentive Stock Plan, except the maximum number of shares that may be issued or subject to Rights issued pursuant to the 2009 Incentive Stock Plan to any individual in any calendar year may not exceed 1,000,000.  Should any Right expire or be canceled prior to its exercise or vesting in full or should the number of shares of Common Stock to be delivered upon the exercise or vesting in full of a Right be reduced for any reason, the shares of Common Stock theretofore subject to such Right may be subject to future Rights under the Plan, unless such reissuance is inconsistent with the provisions of Section 162(m) of the Code.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split or similar type of corporate restructuring affecting the shares of Common Stock, the Plan Committee will make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the 2009 Incentive Stock Plan and in the number and exercise price of shares subject to outstanding Options granted under the 2009 Incentive Stock Plan, to the end that after such event each optionee’s proportionate interest will be maintained as immediately before the occurrence of such event. The Plan Committee will, to the extent feasible, make such other adjustments as may be required under the tax laws so that any incentive stock options previously granted will not be deemed modified within the meaning of Section 424(h) of the Code.  Appropriate adjustments will also be made in the case of outstanding Stock Appreciation Rights and Restricted Stock granted under the 2009 Incentive Stock Plan.

Options

An Option granted under the 2009 Incentive Stock Plan is designated at the time of grant as either an incentive stock option (an “ISO”) or as a non-qualified stock option (a “NQSO”).  Upon the grant of an Option to purchase shares of Common Stock, the Plan Committee will fix the number of shares of Common Stock that the optionee may purchase upon exercise of such Option and the price at which the shares may be purchased.  Such price may not be less than 100% of the fair market value of such share of Common Stock on the date the Option is granted; provided, however, that with respect to an optionee who, at the time an ISO is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company or of any subsidiary, the purchase price per share under an ISO must be at least 110% of the fair market value per share of Common Stock on the date of grant.  The term of each Option will also be fixed by the Plan Committee, except no Option may be exercisable more than ten years after the grant date, and in the case of an ISO granted to an optionee who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or of any subsidiary, the ISO may not be exercisable more than five years after the grant date.

Stock Appreciation Rights

Stock Appreciation Rights may be granted with an exercise price that is not less than 100% of the fair market value of a share of Common Stock on the grant date and will be exercisable at such time or times and subject to such terms and conditions as determined by the Plan Committee.  Unless otherwise provided, Stock Appreciation Rights will become immediately exercisable and remain exercisable until expiration, cancellation or termination of the award.  Such rights may be exercised in whole or in part by giving written notice to the Company.

Restricted Stock

Restricted Stock may be granted under the 2009 Incentive Stock Plan aside from, or in association with, any other award and will be subject to certain conditions and contain such additional terms and conditions, not inconsistent with the terms of the 2009 Incentive Stock Plan, as the Plan Committee deems desirable.  A grantee will have no rights to an award of Restricted Stock unless and until such grantee accepts the award within the period prescribed by the Plan Committee and, if the Plan Committee deems desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Plan Committee.  Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied.

A recipient of Restricted Stock will not have taxable income upon grant, but will have ordinary income at the time of vesting equal to the fair market value on the vesting date of the shares (or cash) received minus any amount paid for the shares.  A recipient of Restricted Stock may instead, however, elect to be taxed at the time of grant.  The Company will generally be entitled to a corresponding tax deduction, but such deduction could be subject to limitation under Section 162(m) of the Code.

Other Equity Incentives or Stock Based Awards

Subject to the provisions of the 2009 Incentive Stock Plan, the Plan Committee may grant Equity Incentives (including the grant of unrestricted shares) to such key persons, in such amounts and subject to such terms and conditions, as the Plan Committee in its discretion determines.  Such awards may entail the transfer of actual shares of Common Stock to 2009 Incentive Stock Plan participants, or payment in cash or otherwise of amounts based on the value of shares of Common Stock.

Term of the Rights

The Plan Committee, in its sole discretion, will fix the term of each Right, subject to certain limitations set forth in the 2009 Incentive Stock Plan.  The 2009 Incentive Stock Plan provides for the earlier expiration of Rights in the event of certain terminations of employment of the holder.

Restrictions on Transferability

Options and Stock Appreciation Rights granted hereunder are not transferable and may be exercised solely by the optionee or grantee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution.  The Plan Committee, in its sole discretion, may permit a transfer of a NQSO to (i) a trust for the benefit of the optionee or (ii) a member of the optionee’s immediate family (or a trust for his or her benefit).  Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option or Stock Appreciation Right contrary to the provisions hereof will be void and ineffective and will give no right to the purported transferee.  Shares of Restricted Stock may become transferable if the Plan Committee specifies a date on which the transfer restrictions lapse.

Termination

No Right may be granted pursuant to the 2009 Incentive Stock Plan following April 30, 2019.

Amendments

The Board may at any time amend, suspend or terminate the 2009 Incentive Stock Plan, except that no amendment may be made that would impair the rights of any optionee or grantee under any Right previously granted without the optionee’s or grantee’s consent, and except that no amendment may be made which, without the approval of the Company’s stockholders, would do any of the following: (i) materially increase the number of shares that may be issued under the 2009 Incentive Stock Plan, except as permitted under the 2009 Incentive Stock Plan; (ii) materially increase the benefits accruing to the optionees or grantees under the 2009 Incentive Stock Plan; (iii) materially modify the requirements as to eligibility for participation in the 2009 Incentive Stock Plan; (iv) decrease the exercise price of an ISO to less than 100% of the fair market value on the grant date or the exercise price of a NQSO to less than 100% of the fair market value on the grant date; or (v) extend the term of any Option beyond that permitted in the 2009 Incentive Stock Plan.

U.S. Federal Income Tax Consequences

Incentive Stock Options

Options that are granted under the 2009 Incentive Stock Plan and that are intended to qualify as ISOs must comply with the requirements of Section 422 of the Code.  An Option holder is not taxed upon the grant or exercise of an ISO; however, the difference between the fair market value of the shares on the exercise date will be an item of adjustment for purposes of the alternative minimum tax.  If an Option holder holds the shares acquired upon the exercise of an ISO for at least two years following the date of the grant of the Option and at least one year following the exercise of the Option, the Option holder’s gain, if any, upon a subsequent disposition of such shares will be treated as long-term capital gain for federal income tax purposes.  The measure of the gain is the difference between the proceeds received on disposition and the Option holder’s basis in the shares (which generally would equal the exercise price).  If the Option holder disposes of shares acquired pursuant to exercise of an ISO before satisfying the one and two year holding periods described above, the Option holder may recognize both ordinary income and capital gain in the year of disposition.  The amount of the ordinary income will be the lesser of (i) the amount realized on disposition less the Option holder’s adjusted basis in the shares (generally the Option exercise price); or (ii) the difference between the fair market value of the shares on the exercise date and the Option price.  The balance of the consideration received on such disposition will be long-term capital gain if the shares had been held for at least one year following exercise of the ISO.

The Company is not entitled to an income tax deduction on the grant or the exercise of an ISO or on the Option holder’s disposition of the shares after satisfying the holding period requirement described above.  If the holding periods are not satisfied, the Company will generally be entitled to an income tax deduction in the year the Option holder disposes of the shares, in an amount equal to the ordinary income recognized by the Option holder.

Nonqualified Stock Options

In the case of a NQSO, an Option holder is not taxed on the grant of such Option.  Upon exercise, however, the participant recognizes ordinary income equal to the difference between the Option price and the fair market value of the shares on the date of the exercise.  The Company is generally entitled to an income tax deduction in the year of exercise in the amount of the ordinary income recognized by the Option holder.  Any gain on subsequent disposition of the shares is long-term capital gain if the shares are held for at least one year following the exercise.  The Company does not receive an income tax deduction for this gain.

Restricted Stock

A recipient of Restricted Stock will not have taxable income upon grant, but will have ordinary income at the time of vesting equal to the fair market value on the vesting date of the shares (or cash) received minus any amount paid for the shares.  A recipient of Restricted Stock may instead, however, elect to be taxed at the time of grant.

Stock Appreciation Rights

No taxable income will be recognized by an Option holder upon receipt of a Stock Appreciation Right and the Company will not be entitled to a tax deduction upon the grant of such right.

Upon the exercise of a Stock Appreciation Right, the holder will include in taxable income, for federal income tax purposes, the fair market value of the cash and other property received with respect to the Stock Appreciation Right and the Company will generally be entitled to a corresponding tax deduction.

Equity Compensation Plan Information

The Company previously adopted the 1996 Employee Comprehensive Stock Plan (“Comprehensive Plan”) and the 1996 Non-Employee Director Plan (“Director Plan”) under which officers and employees, and non-employee directors, respectively, of the Company and its affiliates were eligible to receive stock option grants.  Employees of the Company were also eligible to receive restricted stock grants under the Comprehensive Plan.  The Company previously reserved 14,500,000 and 1,300,000 shares of Common Stock for issuance pursuant to the Comprehensive Plan and the Director Plan, respectively.  The Comprehensive Plan and the Director Plan expired on July 10, 2006. The expiration of the plans preclude the Company from granting new options under each plan, but do not affect outstanding option grants, which shall expire in accordance with their terms.

The following table summarizes the equity compensation plans under which the Common Stock may be issued as of December 31, 2008:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	240,000	$0.27	0
Equity compensation plans not approved by security holders	0	n/a	n/a
Total	240,000	$0.27	0

Vote Required

The approval and adoption of the 2009 Incentive Stock Plan requires the affirmative vote of a majority of the votes cast on the proposal and represented at the Annual Meeting.

THE BOARD RECOMMENDS A VOTE “FOR”
THE APPROVAL AND ADOPTION OF THE 2009 INCENTIVE STOCK PLAN.

CORPORATE GOVERNANCE

Meetings and Committees of the Board of Directors

The business of the Company is managed under the direction of the Board.  The Board met four times during 2008.  Each of the directors of the Company attended at least 75% of the aggregate of the total number of meetings of the Board (held during the period for which he has been a director) and the total number of meetings of all committees of the Board on which he served (during the periods that he served) held during 2008.  Each director is expected to make reasonable efforts to attend meetings of the Board, meetings of the committees of which he is a member and the annual meetings of stockholders.  Three of the Company’s incumbent directors were present at the 2008 Annual Meeting of Stockholders, although only Mr. Schwarz was a director at the time.

The Board currently has an Audit Committee and a Compensation Committee, but does not have a Nominating Committee.  It is the intention of the Board to establish a Nominating Committee consisting solely of independent directors.  The two committees of the Board and their principal duties are described below.

Audit Committee

The Audit Committee is currently comprised of James Risher, Jonathan Bren and Derek Fromm, none of whom is an employee of the Company or any of its subsidiaries.  Mr. Fromm is the Chairman of the Audit Committee.  The Audit Committee meets with the Company’s independent registered public accounting firm and management representatives, recommends to the Board appointment of an independent registered public accounting firm, approves the scope of audits and other services to be performed by the independent registered public accounting firm, considers whether the performance of any professional services by the independent registered public accounting firm other than services provided in connection with the audit function could impair the independence of the independent registered public accounting firm, and reviews the results of audits and the accounting principles applied in financial reporting and financial and operational controls.  The independent registered public accounting firm has unrestricted access to the Audit Committee and vice versa.  The Board has determined that each of Messrs. Risher and Fromm qualifies as an “audit committee financial expert,” as defined under the Exchange Act.  The Audit Committee, which consisted solely of James Risher during the fiscal year ended December 31, 2008, met four times during such fiscal year.  Each of Messrs. Risher, Bren and Fromm is an independent director, as independence for Audit Committee members is defined in the listing standards of The NASDAQ Stock Market LLC (“Nasdaq”).  The Board has adopted a written Charter of the Audit Committee, which is available at www.wilhelmina.com/investorrelations.cfm.

Compensation Committee

The Compensation Committee is comprised of Jonathan Bren, Dr. Hans-Joachim Bohlk and James Risher, none of whom is an employee of the Company or any of its subsidiaries.  Mr. Risher is the Chairman of the Compensation Committee.  Messrs. Bren and Risher and Dr. Bohlk are independent directors, as independence is defined in Nasdaq listing standards.  The Compensation Committee has primary authority to determine and make recommendations to the Board on policies and procedures relating to compensation and employee stock and other benefit plans of key executives and approval of individual salary adjustments and stock awards.  Compensation is determined pursuant to discussions and analysis by the Board based on certain factors which may include a review of the individual’s performance, the scope of responsibility for the applicable position, the experience level necessary for the applicable position, certain peer group compensation levels and the performance of the Company.

The Compensation Committee, which consisted solely of Jonathan Bren during the fiscal year ended December 31, 2008, did not meet during such fiscal year.  The Compensation Committee does not have a charter.

Nomination of Directors

The Board does not have a Nominating Committee.  The Company’s independent directors, Messrs. Bren, Fromm and Risher and Dr. Bohlk, currently serve the function of a Nominating Committee and the Board may formalize their designation as such in the future.  Each of the independent directors of the Board that serve the function of a Nominating Committee meet the criteria for being independent, as independence is defined in Nasdaq listing standards.

While the Company does not currently have a charter governing the nomination of directors or policies with regard to consideration of director candidates recommended by the Company’s stockholders, the Board’s intention is to adopt a charter outlining the qualifications for director candidates, as well as policies with regard to consideration of director candidates by the stockholders of the Company.  Provided that director candidates meet the delineated qualifications and the nominations are submitted timely pursuant to the Bylaws, the Board does not anticipate that the Company’s independent directors will differentiate evaluating nominees based on the source of their nomination.

The independent directors of the Board identify prospective candidates to serve as directors by reviewing candidates’ credentials and qualifications, and interviewing prospective candidates before submitting their respective names to the Board.  The independent directors of the Board consider recommendations for director nominees from a wide variety of sources, including members of the Company’s Board, business contacts, community leaders, other third-party sources and members of management.  The independent directors of the Board also consider stockholders’ recommendations for director nominees that are properly received by the Company.

The Board believes that all of its directors should have the highest personal integrity and have a record of exceptional ability and judgment.  The Board also believes that its directors should ideally reflect a mix of experience and other qualifications.  There is no firm requirement of minimum qualifications or skills that candidates must possess.  The independent directors of the Board evaluate director candidates based on a number of qualifications, including their independence, judgment, leadership ability, expertise in the industry, experience developing and analyzing business strategies, financial literacy, risk management skills, and, for incumbent directors, his or her past performance.

The independent directors of the Board initially evaluate a prospective nominee on the basis of his or her resume and other background information that has been made available to the Board.  An independent director of the Board will contact for further review and interview those candidates who the independent directors of the Board believe are qualified, who may fulfill a specific Board need and who would otherwise best make a contribution to the Board.  If, after further discussions with the candidate, and other review and consideration as necessary, the independent directors of the Board believe that they have identified a qualified candidate, they will consider nominating the candidate for election as a director.

For a description of arrangements with respect to the nomination of directors, see the section of this Proxy Statement titled “Arrangements Regarding Nomination for Election to the Board.”

Code of Conduct and Ethics

Effective April 15, 2009, the Board adopted a revised Code of Business Conduct and Ethics (the “Code of Ethics”) that amended and restated the Company’s former code of ethics.  The Code of Ethics sets forth legal and ethical standards of conduct for directors, officers and employees of the Company and includes provisions specifically designed to help and guide the Company’s directors, officers and employees to: (i) avoid violations of laws, rules and regulations and promote disclosure to the Company of any such violations that become known; (ii) refrain from engaging in any activity or having a personal interest that presents a “conflict of interest” and promote disclosure to the Company of any such “conflicts of interest”; (iii) avoid violations of insider trading laws; (iv) maintain the confidentiality of confidential information entrusted to them in connection with their position with, or service to, the Company; (v) endeavor to deal honestly, ethically and fairly with the Company’s suppliers, customers, competitors and employees; (vi) protect the Company’s assets and refrain from using the Company’s assets and services for personal benefit; (vii) comply with applicable law and the Company’s policy regarding gifts, gratuities, favors and business entertainment expenses; (viii) accurately report all business transactions and accurately maintain the Company’s books, records and accounts in accordance with applicable regulations and standards; (ix) disclose concerns regarding questionable accounting or auditing matters or complaints regarding accounting, internal accounting controls or auditing matters; (x) avoid making any direct or indirect materially false or misleading statements to an accountant in connection with any audit, review or examination of the Company’s financial statements and avoid any direct or indirect action to coerce, manipulate, mislead or fraudulently influence any independent public or certified public accountant engaged in the performance of an audit or review of the Company’s financial statements; and (xi) comply with reporting and compliance procedures under the Code of Ethics.  The Code of Ethics also sets forth procedures to obtain waivers of the Code of Ethics, as well as to amend and disseminate the Code of Ethics.

The Code of Ethics was filed as Exhibit 14.1 to a Current Report on Form 8-K filed with the SEC on April 21, 2009.  The Code of Ethics is available at www.wilhelmina.com/investorrelations.cfm.

Stockholder Communications with the Board

The Board has established a process for stockholders to send communications to the Board.  Stockholders may communicate with the Board generally or a specific director at any time by writing to the Company at 200 Crescent Court, Suite 1400, Dallas, Texas 75201, Attn: Corporate Secretary.  The Corporate Secretary reviews all messages received, and forwards any message that reasonably appears to be a communication from a stockholder about a matter of stockholder interest that is intended for communication to the Board.  Communications are sent as soon as practicable to the director to whom they are addressed, or if addressed to the Board generally, to the Chairman of the Board.  Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of stockholder interest are not forwarded to the Board.  The Corporate Secretary has the right, but not the obligation, to forward such other communications to appropriate channels within the Company.

Director Independence

Annually, as well as in connection with the election or appointment of a new director to the Board, the Board considers the business and charitable relationships between it and each non-employee director to determine compliance with Nasdaq listing standards for independent directors.  Based on that review, the Board has determined that Messrs. Bren, Fromm and Risher and Dr. Bohlk are independent, as independence is defined in Nasdaq listing standards.

The Board considered all of the matters discussed under the section of this Proxy Statement titled “Transactions with Related Persons” in determining that Messrs. Bren, Fromm and Risher and Dr. Bohlk are in compliance with Nasdaq listing standards for independent directors.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table shows the cash and non-cash compensation awarded to or earned by the Company’s executive officers for the last two fiscal years.  Other than the individuals named below (the “Named Executive Officers”), the Company did not have any other executive officers during fiscal 2008.

Name and Principal Position	Year	Salary ($)	All Other Compensation ($)		Total ($)

Mark E. Schwarz	2008	-	28,000	(2)	28,000
Chief Executive Officer (1)	2007	-	28,000	(2)	28,000

John Murray	2008	-	-		-
Chief Financial Officer	2007	-	-		-

(1)
Mr. Schwarz has served as the Company’s Chief Executive Officer since April 2009.  Mr. Schwarz previously functioned as the Company’s Interim Chief Executive Officer since October 2007 and was formally appointed its Interim Chief Executive Officer effective in July 2008.

(2)	Represents director fees paid to Mr. Schwarz in such capacity. For the years indicated, Mr. Schwarz received no compensation in his capacity as an employee of the Company.

Employment Agreements and Arrangements

Messrs. Schwarz and Murray are employed at will and do not have employment, severance or change in control agreements with the Company.  Pursuant to compensation arrangements adopted by the Company in April 2009, Messrs. Schwarz and Murray will receive annual salary compensation of $150,000 and $175,000, respectively, in 2009.  Messrs. Schwarz and Murray, who were the only executive officers of the Company during the fiscal year ended December 31, 2008, have not received salary compensation for their day-to-day services to the Company prior to 2009.

On August 11, 2004, Craig Davis, allegedly a stockholder of the Company, filed a lawsuit in the Chancery Court of New Castle County, Delaware (the “Lawsuit”).  The Lawsuit asserted direct claims, and also derivative claims on the Company’s behalf, against five then former and three then current directors of the Company.  On April 13, 2006, the Company announced that it reached an agreement with all of the parties to the Lawsuit to settle all claims relating thereto (the “Settlement”).  On June 23, 2006, the Chancery Court approved the Settlement, and on July 25, 2006, the Settlement became final and non-appealable.  As part of the Settlement, the Company agreed to certain limitations on cash compensation to its employees who are employees of Newcastle until such time as the Company acquired a revenue generating business.  Such restriction is no longer applicable.

Potential Payments Upon Termination or Change in Control

The Company has no plans or other arrangements in respect of remuneration received or that may be received by its executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement or change in control) or other events following a change in control.

Outstanding Equity Awards at Fiscal Year-End Table

The following table shows the unexercised stock options held at the end of fiscal 2008 by the Named Executive Officers.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Mark E. Schwarz	100,000	0	0.28	6/21/11

John Murray	50,000	0	0.28	6/18/14

Director Compensation

A total of 1,300,000 shares of Common Stock are subject to the Director Plan.  In November 2002, the Board revised the Director Plan to reflect the following (effective with the Board meetings held in 2003): each non-employee director of the Company will be entitled to annual compensation consisting of $28,000 in fees or stock options to purchase 100,000 shares of Common Stock.  As an alternative, each non-employee director may elect a combination of stock and options. The Director Plan has since expired.

The Company anticipates that future equity compensation, if any, to Non-Employee Directors will be made under the 2009 Incentive Stock Plan.

For the fiscal year ended December 31, 2008, each of Messrs. Schwarz, Risher and Bren and Steven Pully (a former director) received their annual compensation all in cash.  Compensation for services performed during fiscal 2008 is shown in the table below.

Name	Fees Earned or Paid in Cash ($)	Total ($)
Mark E. Schwarz	28,000	28,000
Steven Pully (1)	28,000	28,000
Jonathan Bren	28,000	28,000
James Risher	28,000	28,000
John Murray (2)	-	-
Evan Stone (2)	-	-
Derek Fromm (2)	-	-
Dr. Hans-Joachim Bohlk (2)	-	-

(1)	Mr. Pully served as a director until February 2009.

(2)	Messrs. Murray, Stone and Fromm and Dr. Bohlk were elected to the Board in February 2009.

AUDIT COMMITTEE REPORT

The Audit Committee is currently comprised of James Risher, Jonathan Bren and Derek Fromm.  Throughout the fiscal year ended December 31, 2008 and up to the appointment of Messrs. Bren and Fromm to the Audit Committee on April 15, 2009, Mr. Risher was the sole member of the Audit Committee.  All of the actions of the Audit Committee discussed below were taken by the Audit Committee when it was comprised solely of Mr. Risher.

The Audit Committee reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2008 with management of the Company.  The Audit Committee discussed with Burton McCumber & Cortez, L.L.P. (“Burton McCumber”), the Company’s independent registered public accounting firm for the year ended December 31, 2008, the matters required to be discussed by the statement on Audit Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee also received the written disclosures and the letter from Burton McCumber required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has considered and discussed with Burton McCumber its independence.

Based on the review and the discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, which was filed with the SEC on April 15, 2009.

This report is not deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C promulgated under the Exchange Act or to the liabilities of Section 18 of the Exchange Act, and this report shall not be deemed incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference to such filing.

AUDIT COMMITTEE

Derek Fromm (Chairman)
Jonathan Bren
James Risher

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM DISCLOSURE

Burton McCumber served as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2008 and December 31, 2007.  The Company does not expect a representative of Burton McCumber to be present at the Annual Meeting.

The Company is still in the process of selecting an independent registered public accounting firm to serve during the Company’s fiscal year ending December 31, 2009 as the Company is seeking the input of the Audit Committee, which was recently reconstituted on April 15, 2009.

Fees Billed During Fiscal 2008 and 2007

Aggregate fees for professional services rendered to the Company by Burton McCumber for the fiscal years ending December 31, 2008 and December 31, 2007 were as follows:

	2008	2007
Audit Fees	$113,602	$95,217
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	$113,602	$95,217

Audit Fees

The aggregate fees billed by Burton McCumber for professional services required for the audit of the Company’s annual financial statements included in the Company’s Annual Report on Form 10-K and the review of the interim financial statements included in the Company’s Quarterly Reports on Form 10-Q were $113,602 and $95,217 for fiscal years 2008 and 2007, respectively.

Audit-Related Fees

The Company did not engage or pay Burton McCumber for assurance and related services related to the performance of the audit of the Company’s annual financial statements or the review of the interim financial statements included in the Company’s Quarterly Reports on Form 10-Q for fiscal years 2008 and 2007.

Tax Fees

The Company did not engage or pay Burton McCumber for professional services relating to tax compliance, tax advice or tax planning in fiscal years 2008 and 2007.

All Other Fees

Other than the services described above, the Company did not engage or pay Burton McCumber for services in fiscal years 2008 and 2007.

Pre-Approval Policies and Procedures

All audit and non-audit services to be performed by the Company’s independent registered public accounting firm must be approved in advance by the Audit Committee.  Consistent with applicable law, limited amounts of services, other than audit, review or attest services, may be approved by one or more members of the Audit Committee pursuant to authority delegated by the Audit Committee, provided each such approved service is reported to the full Audit Committee at its next meeting.

All of the engagements and fees for the Company’s fiscal years ended December 31, 2008 and December 31, 2007 were pre-approved by the Audit Committee.  In connection with the audit of the Company’s financial statements for the fiscal year ended December 31, 2008, Burton McCumber only used full-time, permanent employees.

The Audit Committee has considered whether the provision by Burton McCumber of the services covered by the fees other than the audit fees is compatible with maintaining Burton McCumber’s independence and believes that it is compatible.

STOCKHOLDER PROPOSALS

Requirements for Stockholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials

Stockholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act (“Rule 14a-8”), and intended to be presented at the Company’s 2010 Annual Meeting of Stockholders, must be received by the Company at 200 Crescent Court, Suite 1400, Dallas, Texas 75201, Attn: Corporate Secretary, no later than January 7, 2010 to be considered for inclusion in the Company’s proxy materials for that meeting.

Requirements for Stockholder Proposals Outside the Scope of Rule 14a-8

A stockholder may present a proposal for consideration at the 2010 Annual Meeting of Stockholders by providing written notice in a timely manner to the Secretary of the Company setting forth the following information: (a) the name and address of the stockholder who intends to make the proposal and the text of the proposal to be introduced; (b) the class and number of shares of stock held of record, owned beneficially and represented by proxy by such stockholder as of the record date for the meeting (if such date shall then have been made publicly available) and as of the date of such notice; and (c) a representation that the stockholder intends to appear in person or by proxy at the meeting to introduce the proposal or proposals specified in the notice.  To be timely, notice must be received by the Company’s Secretary not less than (a) in the case of an annual meeting, 120 days in advance of the date of the Company’s proxy materials for the previous year’s annual meeting; or (b) in the case of a special meeting, the close of business on the seventh day following the day on which notice of such meeting is first given to stockholders.  No business shall be conducted at a meeting except business brought before the meeting in accordance with the procedures set forth above.  The Chairperson of the meeting may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedure.

Requirements for Stockholder Nominations of Directors

The advance notification procedures that stockholders must follow in order to nominate directors (the “Nomination Procedure”), set forth in Section 8.3 of the Certificate of Incorporation and Section 3.16 of the Bylaws, provide that only persons who are nominated by or at the direction of the Board, or by a stockholder who has given timely prior written notice to the Secretary of the Company prior to the meeting at which directors are to be elected, will be eligible for election to the Board.  To be timely, notice must be received by the Company no later than (a) in the case of an annual meeting, 90 days prior to the annual meeting, or (b) in the case of a special meeting, the close of business on the seventh day following the day on which notice of such meeting is first given to stockholders.

Under the Nomination Procedure, notice to the Company from a stockholder who proposes to nominate a person or persons at a meeting for election as a director must contain certain information, including the following: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at each meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or person (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, had the nominee been nominated or intended to be nominated, by the board of directors; and (e) the consent of each nominee to serve as a director of the Company if so elected.  The Chairperson of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

PROXY SOLICITATION

This solicitation of proxies is being made on behalf of the Board and the cost of preparing, assembling and mailing this Proxy Statement is being paid by the Company.  In addition to solicitation by mail, Company directors, officers and employees (none of whom will receive any compensation therefor in addition to their regular compensation) may solicit proxies by telephone or other means of communication.  Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries that hold the voting securities of record for the forwarding of solicitation materials to the beneficial owners thereof.  The Company will reimburse such brokers, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

ANNUAL REPORT

The 2008 Annual Report is being sent with this Proxy Statement to each stockholder.  The 2008 Annual Report is also available at www.wilhelmina.com/investorrelations.cfm.  The 2008 Annual Report, however, is not to be regarded as part of the proxy soliciting material.

ANNEX A

WILHELMINA INTERNATIONAL, INC.

2009 INCENTIVE STOCK PLAN

1.           Purpose of the Plan.

This 2009 Incentive Stock Plan (the “Plan”) is intended as an incentive, to retain in the employ of and as directors, officers, consultants, advisors and employees to Wilhelmina International, Inc., a Delaware corporation (the “Company”) and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), persons of training, experience and ability, to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

Certain options granted pursuant to the Plan may constitute incentive stock options within the meaning of Section 422 of the Code (the “Incentive Options”) while certain other options granted pursuant to the Plan may be nonqualified stock options (the “Nonqualified Options”).  Incentive Options and Nonqualified Options are hereinafter referred to collectively as “Options.”

The Company intends that the Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act.  Further, the Plan may satisfy the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code with respect to those Options for which qualification for such exception is intended.  In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 1.

2.           Administration of the Plan.

The Board of Directors of the Company (the “Board”) shall appoint and maintain as administrator of the Plan a Committee (the “Committee”), which may be the Compensation Committee of the Board, consisting of two or more directors who are “Non-Employee Directors” (as such term is defined in Rule 16b-3) and “Outside Directors” (as such term is defined in Section 162(m) of the Code), which shall serve at the pleasure of the Board.  The Committee, subject to Sections 3, 4 and 5 hereof, shall have full power and authority to designate recipients of Options, stock appreciation rights (“Stock Appreciation Rights”), restricted stock (“Restricted Stock”) and other equity incentives or stock or stock based awards (“Equity Incentives”) and to determine the terms and conditions of respective Option, Stock Appreciation Rights, Restricted Stock and Equity Incentives agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan.  The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options.  To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options, Stock Appreciation Rights, Restricted Stock and Equity Incentives granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options, Stock Appreciation Rights, Restricted Stock or Equity Incentives granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Options, Stock Appreciation Rights, Restricted Stock or Equity Incentives.  The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held.  Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that grants to the Company’s Chief Executive Officer or to any of the Company’s other four most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the Committee.

3.           Designation of Optionees and Grantees.

The persons eligible for participation in the Plan as recipients of Options (the “Optionees”), Stock Appreciation Rights, Restricted Stock or Equity Incentives (respectively, the “Grantees”) shall include directors, officers and employees of, and consultants and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and the Subsidiaries.  In selecting Optionees and Grantees, and in determining the number of shares to be covered by each Option, Stock Appreciation Right, Restricted Stock or Equity Incentive granted to Optionees or Grantees, the Committee may consider any factors it deems relevant, including without limitation, the office or position held by the Optionee or Grantee or the Optionee or Grantee’s relationship to the Company, the Optionee or Grantee’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Optionee or Grantee’s length of service, promotions and potential.  An Optionee or Grantee who has been granted an Option, Stock Appreciation Right, Restricted Stock or Equity Incentive hereunder may be granted an additional Option or Options, Stock Appreciation Right(s), Restricted Stock or Equity Incentive(s) if the Committee shall so determine.

4.           Stock Reserved for the Plan.

Subject to adjustment as provided in Section 10 hereof, a total of 6,000,000 shares of the Company’s Common Stock, $0.01 par value per share (the “Stock”), shall be subject to the Plan.  The maximum number of shares of Stock that may be subject to Options and Stock Appreciation Rights granted under the Plan to any individual in any calendar year shall not exceed 1,000,000 and the method of counting such shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code, if qualification as performance-based compensation under Section 162(m) of the Code is intended.  The shares of Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose.  Any of such shares of Stock that may remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan.  Should any Option, Stock Appreciation Right, Restricted Stock, or Equity Incentives expire or be canceled prior to its exercise or vesting in full or should the number of shares of Stock to be delivered upon the exercise or vesting in full of an Option, Stock Appreciation Right, Restricted Stock, or Equity Incentives be reduced for any reason, the shares of Stock theretofore subject to such Option, Stock Appreciation Right, Restricted Stock, or Equity Incentives may be subject to future Rights under the Plan, except in the case of an Option or Stock Appreciation Right where such reissuance is inconsistent with the provisions of Section 162(m) of the Code where qualification as performance-based compensation under Section 162(m) of the Code is intended.

5.           Terms and Conditions of Options.

Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a)           Option Price.  The purchase price of each share of Stock purchasable under an Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time an Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock under an Incentive Option  shall be at least 110% of the Fair Market Value per share of Stock on the date of grant.  The exercise price for each Option shall be subject to adjustment as provided in Section 10 below.  “Fair Market Value” means the closing price of publicly traded shares of Stock on the business day immediately prior to the grant on the principal securities exchange on which shares of Stock are listed (if the shares of Stock are so listed), or on the NASDAQ Stock Market (if the shares of Stock are regularly quoted on the NASDAQ Stock Market), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code.  Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed.

(b)           Option Term.  The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

(c)           Exercisability.  Subject to Section 5(e) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee.

Upon the occurrence of a “Change in Control” (as hereinafter defined), the Committee may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion.  In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Company Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

For purposes of the Plan, a Change in Control shall be deemed to have occurred if:

(i)           a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(ii)           the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(iii)           the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

(iv)           a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

For purposes of this Section 5(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act.  In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

(d)           Method of Exercise.  Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee.  As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock on the trading day before the Option is exercised) which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld shares of Stock having a Fair Market Value on the date of exercise equal to the exercise price of the Option, or (iii) by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a  disqualifying disposition of all or a portion of the Stock received upon exercise of an Incentive Option.  An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option at such time as the Optionee (i) has given written notice of exercise and has paid in full for such shares and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

(e)           Limit on Value of Incentive Option.  The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

(f)           Incentive Option Shares.  A grant of an Incentive Option under this Plan shall provide that (i) the Optionee shall be required as a condition of the exercise to furnish to the Company any payroll (employment) tax required to be withheld, and (ii) if the Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares of Stock issued to him upon exercise of an Incentive Option granted under the Plan within the two-year period commencing on the day after the date of the grant of such Incentive Option or within a one-year period commencing on the day after the date of transfer of the share or shares to him pursuant to the exercise of such Incentive Option, he shall, within 10 days after such disposition, notify the Company thereof and immediately deliver to the Company any amount of United States federal, state and local income tax withholding required by law.

6.           Terms and Conditions of Stock Appreciation Rights.

Stock Appreciation Rights shall granted with an exercise price that is not less than 100% of the Fair Market Value (as defined in Section 5(a) herein) of a share of Common Stock on the date the Stock Appreciation Right is granted and shall be exercisable at such time or times and subject to such other terms and conditions as shall be determined by the Committee. Unless otherwise provided, Stock Appreciation Rights shall become immediately exercisable and shall remain exercisable until expiration, cancellation or termination of the award.  Such rights may be exercised in whole or in part by giving written notice to the Company.  Stock Appreciation Rights to the extent then exercisable may be exercised for payment in cash, shares of Common Stock or a combination of both, as the Committee shall deem desirable, equal to: (i) the excess of the Fair Market Value as defined in Section 5(a) herein of a share of Common Stock on the date of exercise over (ii) the exercise price of such Stock Appreciation Right.

7.           Terms and Conditions of Restricted Stock.

Restricted Stock may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock upon a Change of Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a)           Grantee rights.  A Grantee shall have no rights to an award of Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee.  After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a stockholder with respect to Restricted Stock subject to the non-transferability and forfeiture restrictions described in section 7(d) below.

(b)           Issuance of certificates. The Company shall issue in the Grantee’s name a certificate or certificates for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.

(c)           Delivery of certificates. Unless otherwise provided, any certificate or certificates issued evidencing shares of Restricted Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Committee at the time of grant.

(d)           Forfeitability, Non-transferability of Restricted Stock.  Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied.  Shares of Restricted Stock are not transferable until the date on which the Committee has specified such restrictions has lapsed.  Unless otherwise provided, distributions of additional shares or property in the form of dividends or otherwise in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock.

(e)           Change of Control.  Upon the occurrence of a Change in Control, the Committee may accelerate the vesting of outstanding Restricted Stock, in whole or in part, as determined by the Committee in its sole discretion.

8.           Other Equity Incentives or Stock Based Awards.

The Committee may grant Equity Incentives (including the grant of unrestricted shares) to such key persons, in such amounts and subject to such terms and conditions, as the Committee shall in its discretion determine, subject to the provisions of the Plan.  Such awards may entail the transfer of actual shares of Common Stock to Plan participants, or payment in cash or otherwise of amounts based on the value of shares of Common Stock.

9.           Term of Plan.

No Option, Stock Appreciation Rights, Restricted Stock or Equity Incentives shall be granted pursuant to the Plan on the date which is ten years from the effective date of the Plan, but Options, Stock Appreciation Rights or Equity Incentives theretofore granted may extend beyond that date.

10.           Capital Change of the Company.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or similar type of corporate restructuring affecting the Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee’s proportionate interest shall be maintained as immediately before the occurrence of such event.  The Committee shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted shall not be deemed modified within the meaning of Section 424(h) of the Code. Appropriate adjustments shall also be made in the case of outstanding Stock Appreciation Rights and Restricted Stock granted under the Plan.

11.           Purchase for Investment.

Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the Company has determined that such registration is unnecessary, each person exercising or receiving Options, Stock Appreciation Rights, Restricted Stock or Equity Incentives under the Plan may be required by the Company to give a representation in writing that he is acquiring the securities (if issued) for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

12.           Taxes.

(a)           The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options, Stock Appreciation Rights, Restricted Stock or Equity Incentives granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.

(b)           If any Grantee, in connection with the acquisition of Restricted Stock, makes the election permitted under section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code section 83(b).

(c)           If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Option under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within 10 days hereof.

13.           Effective Date of Plan.

The Plan shall be effective on April 30, 2009; provided, however, that if, and only if, certain options are intended to qualify as Incentive Stock Options, the Plan must subsequently be approved by majority vote of the Company’s stockholders no later than April 30, 2010, and further, that in the event certain Option grants hereunder are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code, the requirements as to shareholder approval set forth in Section 162(m) of the Code are satisfied.

14.           Amendment and Termination, Section 409A of the Code.

The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Optionee or Grantee under any Option, Stock Appreciation Right, Restricted Stock or Equity Incentive theretofore granted without the Optionee or Grantee’s consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

(a)           materially increase the number of shares that may be issued under the Plan, except as is provided in Section 10;

(b)           materially increase the benefits accruing to the Optionees or Grantees under the Plan;

(c)           materially modify the requirements as to eligibility for participation in the Plan;

(d)           decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof; or

(e)           extend the term of any Option beyond that provided for in Section 5(b).

The Committee may amend the terms of any Option, Stock Appreciation Right, Restricted Stock or Equity Incentive theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Optionee or Grantee without the Optionee or Grantee’s consent.  The Committee may also substitute new Options, Stock Appreciation Rights or Restricted Stock for previously granted Options, Stock Appreciation Rights or Restricted Stock including options granted under other plans applicable  to the participant and previously granted Options having higher option prices, upon such terms as the Committee may deem appropriate.

It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the “Section 409A Rules) and the Committee shall exercise its discretion in granting Options, Stock Appreciation Rights or Restricted Stock hereunder (and the terms of such grants), accordingly.  The Plan and any grant of an Option, Stock Appreciation right or Restricted Stock hereunder may be amended from time to time (without, in the case of an Award, the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules.

15.           Government Regulations.

The Plan, and the grant and exercise of Options, Stock Appreciation Rights, Restricted Stock and Equity Incentives hereunder, and the obligation of the Company to sell and deliver shares under such Options, Stock Appreciation Rights, Restricted Stock and Equity Incentives shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

16.           General Provisions.

(a)           Certificates.  All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(b)           Employment Matters.  The adoption of the Plan shall not confer upon any Optionee or Grantee of the Company or any Subsidiary any right to continued employment or, in the case of an Optionee or Grantee who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

(c)           Limitation of Liability.  No member of the Board or the Committee, or any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

(d)           Registration of Stock.  Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States.  The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, although the Company may in its sole discretion register such Stock at such time as the Company shall determine.  If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company’s transfer agent.

(e)           Non-transferability.  Options and Stock Appreciation Rights granted hereunder are not transferable and may be exercised solely by the Optionee or Grantee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution.  The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee or (ii) a member of the Optionee’s immediate family (or a trust for his or her benefit).  Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option or Stock Appreciation Right contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

(f)           No rights as a Stockholder. No Optionee or Grantee (or other person having the right to exercise such award) shall have any of the rights of a stockholder of the Company with respect to shares subject to such award until the issuance of a stock certificate to such person for such shares.  Except as otherwise provided herein, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

(g)           Termination by Death.  Unless otherwise determined by the Committee, if any Optionee or Grantee’s employment with or service to the Company or any Subsidiary terminates by reason of death, the Option or Stock Appreciation Right may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee or Grantee under the will of the Optionee or Grantee, for a period of one year after the date of such death or until the expiration of the stated term of such Option or Stock Appreciation Right as provided under the Plan, whichever period is shorter.

(h)           Termination by Reason of Disability.  Unless otherwise determined by the Committee, if any Optionee or Grantee’s employment with or service to the Company or any Subsidiary terminates by reason of total and permanent disability, any Option or Stock Appreciation Right held by such Optionee or Grantee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after 60 days after the date of such termination of employment or service or the expiration of the stated term of such Option or Stock Appreciation Right, whichever period is shorter; provided, however, that, if the Optionee or Grantee dies within such 60-day period, any unexercised Option or Stock Appreciation Right held by such Optionee or Grantee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year after the date of such death or for the stated term of such Option or Stock Appreciation Right, whichever period is shorter.

(i)           Termination by Reason of Retirement.  Unless otherwise determined by the Committee, if any Optionee or Grantee’s employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option or Stock Appreciation Right held by such Optionee or Grantee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after 60 days after the date of such termination of employment or service or the expiration of the stated term of such Option or Stock Appreciation Right, whichever period is shorter; provided, however, that, if the Optionee or Grantee dies within such 60-day period, any unexercised Option or Stock Appreciation Right held by such Optionee or Grantee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year after the date of such death or for the stated term of such Option or Stock Appreciation Right, whichever period is shorter.  For purposes of this paragraph (i), “Normal Retirement” shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65, and “Early Retirement” shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

(j)           Other Termination.  Unless otherwise determined by the Committee, if any Optionee or Grantee’s employment with or service to the Company or any Subsidiary terminates for any reason other than death, Disability or Normal or Early Retirement, the Option or Stock Appreciation Right shall thereupon terminate, except that the portion of any Option or Stock Appreciation Right that was exercisable on the date of such termination of employment or service may be exercised for the lesser of 30 days after the date of termination or the balance of such Option or Stock Appreciation Right’s term if the Optionee or Grantee’s employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary without cause or for good reason by the Optionee or Grantee (the determination as to whether termination was for cause or for good reason to be made by the Committee).  The transfer of an Optionee or Grantee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

Wilhelmina International, Inc.

April 30, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

WILHELMINA INTERNATIONAL, INC.

Annual Meeting of Stockholders
June 4, 2009

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Proxy Statement and 2008 Annual Report on Form 10-K are available at:
www.wilhelmina.com/investorrelations.cfm

The undersigned, a stockholder of Wilhelmina International, Inc., a Delaware corporation (the “Company”), does hereby appoint John Murray and Evan Stone, and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the 2009 Annual Meeting of Stockholders of the Company to be held at the offices of the Company located at 200 Crescent Court, Suite 1400, Dallas, Texas, on June 4, 2009 at 9:00 a.m., local time, or at any adjournment or adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

The undersigned hereby instructs said proxies or their substitutes:

1.	ELECTION OF DIRECTOR NOMINEES

Nominees:	Mark E. Schwarz	Evan Stone
	Jonathan Bren	Derek Fromm
	James Risher	Dr. Hans-Joachim Bohlk
John Murray

FOR ALL NOMINEES [ ]	WITHHOLD AUTHORITY TO [ ] VOTE FOR ALL NOMINEES

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), PRINT NAME(S) ABOVE.

2.	[ ] APPROVAL OF 2009 INCENTIVE STOCK PLAN

DISCRETIONARY AUTHORITY:
In their discretion, the proxies are authorized to vote upon such other and further business as may properly come before the meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED HEREIN AND FOR THE APPROVAL OF THE 2009 INCENTIVE STOCK PLAN.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.

Dated: _______________________, 2009
_____________________________
_____________________________
Signature(s)

NOTE: Please sign exactly as your name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing.  When signing as joint tenants, all parties in the joint tenancy should sign. When a proxy is given by a corporation, it should be signed with full corporate name by a duly authorized officer.  Please mark, date, sign and mail this proxy in the envelope provided for this purpose. No postage is required if mailed in the United States.